July 1, 2025

Summary

Prospectus

Victory Precious Metals and Minerals Fund

Fund Shares	Institutional Shares	Class A	Class C	Class R6
USAGX	UIPMX	UPMMX	—	—

Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated July 1, 2025, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.

You also may obtain this information at no cost by calling (800) 235-8396 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

vcm.com

(800) 235-8396

Victory Precious Metals and Minerals Fund Summary

Investment Objective

The Victory Precious Metals and Minerals Fund (the “Fund”) seeks long-term capital appreciation and to protect the purchasing power of your capital against inflation.

Fund Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more Victory Funds. More information about these and other discounts is available under Investing with the Victory Funds on page 17 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.

Shareholder Fees

(paid directly from your investment)

	Fund	Institutional
	Shares	Shares	Class A

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None	5.75%

Maximum Deferred Sales Charge (Load)			None1
(as a percentage of the lower of purchase or sale price)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees2	0.76%	0.76%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.25%

Other Expenses	0.38%	0.34%	0.40%

Total Annual Fund Operating Expenses	1.14%	1.10%	1.40%

Fee Waiver/Expense Reimbursement3	0.00%	(0.09)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or
Expense Reimbursement3	1.14%	1.01%	1.34%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.

2The management fee is comprised of a base fee (which is equal to an annualized rate of 0.75% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Precious Metals Equity Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.

3Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 1.27%, 1.00%, and 1.34% of the Fund Shares, Institutional Shares, and Class A, respectively, through at least June 30, 2026. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.

Victory Precious Metals and Minerals Fund Summary

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$116	$362	$628	$1,386

Institutional Shares	$103	$341	$597	$1,332

Class A	$704	$987	$1,291	$2,153

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies (including those located in emerging markets) principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders.

The Fund may from time to time be invested to a significant extent in companies located in one or a small number of countries in light of the fact that exploration and mining companies tend to be concentrated in certain geographic locations around the world.

Principal Risks

The Fund’s investments are subject to the following principal risks:

General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and

Victory Precious Metals and Minerals Fund Summary

political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.

Geographic Focus Risk — To the extent the Fund focuses its investments in issuers located in a particular country or region, the Fund is subject to greater risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region. For example, the Fund may be subject to greater risk of adverse securities markets, exchange rates, social, political, regulatory, economic, business, environmental or other developments, or natural disasters.

Natural Resource and Precious Metals Risk – Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals and natural resources industries, there are additional risks involved in investing in the securities of companies in these industries. The natural resources and precious metals and minerals industries can be significantly affected by global economic, financial, and political developments. Investments related to natural resources and precious metals and minerals may fluctuate in price significantly over short periods of time. However, because the market action of such securities has tended to move independently of the broader financial markets, the addition of these securities to a portfolio may reduce overall fluctuations in portfolio value.

Non-Diversification Risk –The Fund is non-diversified, which means that it may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.

Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

Victory Precious Metals and Minerals Fund Summary

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Victory Precious Metals and Minerals Fund Summary

Investment Performance

The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares’ volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s regulatory broad-based securities market index, an additional broad-based securities market index, and an index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800)

235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares, but not any differences in the fees and expenses.

Calendar Year Returns for Fund Shares

60%
	46.26%			42.97%
40%

					25.85%
20%		9.65%							10.76%
								6.70%

0%
-20%			-12.26%			-10.15%
							-11.81%

-26.53%
-40%
2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	58.45%	June 30, 2020
Lowest Quarter	-27.64%	June 30, 2022
Year-to-date return	37.92%	March 31, 2025

Victory Precious Metals and Minerals Fund Summary

Average Annual Total Returns
(For the Periods Ended December 31, 2024)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	10.76%	3.34%	5.71%

FUND SHARES After Taxes on Distributions	10.76%	3.22%	5.47%

FUND SHARES After Taxes on Distributions and Sale of Fund Shares	6.37%	2.65%	4.52%

INSTITUTIONAL SHARES Before Taxes	11.00%	3.51%	5.98%

CLASS A Before Taxes	4.21%	1.95%	4.96%

Indices

MSCI All Country World Index
reflects no deduction for fees, expenses, or taxes, except foreign
withholding taxes	17.49%	10.06%	9.23%

MSCI ACWI Gold Miners IMI Index
reflects no deduction for fees, expenses, or taxes, except foreign
withholding taxes	13.83%	4.73%	7.98%

Lipper Precious Metals Equity Funds Index
reflects no deduction for taxes	14.05%	3.93%	6.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s Victory Solutions platform.

Portfolio Management

	Title	Tenure with the Fund
President, Investment Franchises
Mannik S. Dhillon, CFA, CAIA	& Solutions	Since 2019
Senior Portfolio Manager and
Head of Portfolio Management,
Lance Humphrey, CFA	VictoryShares and Solutions	Since 2021
Portfolio Manager, VictoryShares
Elie Masri	and Solutions	Since 2021

Victory Precious Metals and Minerals Fund Summary

Purchase and Sale of Fund Shares

Investment Minimums	Fund Shares	Institutional Shares	Class A
Minimum Initial Investment	$3,000	$1,000,000	$2,500

Minimum Subsequent Investments	$50	None	$50

You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43218-2593. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

For Class A shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs”), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA,

401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Victory Funds

P.O. Box 182593

Columbus, OH 43218-2593

98054-0725